Exhibit 99.1

AbCellera and Gilead Sciences Announce New Multi-Year, Multi-Target Antibody Discovery Collaboration

Expanded collaboration includes an eight-target discovery partnership leveraging AbCellera’s entire technology stack, including the Trianni Mouse® and the OrthoMab™ bispecific platforms

VANCOUVER, British Columbia, April 1, 2021 – AbCellera (Nasdaq: ABCL) today announced agreements to expand its collaboration with Gilead Sciences, Inc. (Gilead) including a multi-year, multi-target antibody discovery collaboration and access to AbCellera’s humanized mouse technology, the Trianni Mouse®. Under the financial terms of the agreements, AbCellera will receive an upfront payment and is eligible for milestone payments and royalties based on the development and commercialization of antibodies generated by AbCellera under this collaboration.

Building on the successful completion of the first collaboration together, under the new agreement AbCellera will generate panels of antibodies for up to eight new targets, across multiple indications, selected by Gilead. The expanded collaboration will leverage the full breadth of AbCellera’s technology stack, including the recently added capabilities for sourcing diverse, fully humanized antibodies using the Trianni Mouse® platform and combining any two antibodies to create native bispecifics using the OrthoMab™ protein engineering platform.

“We are excited to build on the success of the first program and deepen our relationship with the team at Gilead,” said Carl Hansen, Ph.D., CEO and President of AbCellera. “We are particularly pleased to see the value created for our partners by quickly integrating the Trianni Mouse® and OrthoMab™ platforms, which we acquired in second half of 2020.”

AbCellera’s partners benefit from an operating system designed to support many antibody modalities, unlock new targets, and increase the speed and the probability of success of their therapeutic antibody discovery programs. AbCellera’s AI-powered technology stack brings together microfluidics, single cell analysis, machine learning, computation, custom robotics, and automation to compound the power of each step in the discovery process.

About AbCellera Biologics Inc.

AbCellera is a technology company that searches, decodes, and analyzes natural immune systems to find antibodies that its partners can develop into drugs to prevent and treat disease. AbCellera partners with drug developers of all sizes, from large pharmaceutical to small biotechnology companies, empowering them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, visit www.abcellera.com.

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Source: AbCellera Biologics Inc.

Inquiries

Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236)521-6774

Business Development: Kevin Heyries, Ph.D.; bd@abcellera.com, +1(604)559-9005

Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778)729-9116